Exhibit 99.2

Trustmark

Third Quarter 2023 Financial Results

October 24, 2023

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "seek," "continue," "could," "would," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the impacts related to or resulting from recent bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights

Continued loan and deposit growth, solid credit quality and diversified fee income

Earnings Drivers

- Loans Held for Investment (HFI) increased $196.3 million, or 1.6%, linked-quarter, and $1.2 billion, or 10.6%, year-over-year
- Deposits expanded $188.0 million, or 1.3%, linked-quarter and $676.7 million, or 4.7%, year-over-year

Profitable Revenue Generation

- Net interest income (FTE) totaled $141.9 million
- Net interest margin (FTE) was 3.29%; down 4 bps from the prior quarter
- Noninterest income totaled $52.2 million, representing 27.4% of total revenue in the third quarter

Expense Management

- Noninterest expense in the third quarter totaled $140.9 million; excluding the litigation settlement expense of $6.5 million, noninterest expense was $134.4 million, up $2.2 million, or 1.7%, linked-quarter.(1)

Credit Quality

- Net charge-offs totaled $3.6 million in the third quarter, representing 0.11% of average loans
- Provision for credit losses for loans HFI was $8.3 million
- Allowance for credit losses (ACL) represented 1.05% of loans HFI and 273.6% of nonaccrual loans, excluding individually evaluated loans at September 30, 2023

Capital Management

- Maintained strong capital position with CET1 ratio of 9.89% and total risk-based capital ratio of 12.11%
- Board of Directors declared quarterly cash dividend of $0.23 per share

At September 30, 2023	
Total Assets	$18.4 billion
Loans (HFI)	$12.8 billion
Total Deposits	$15.1 billion
Banking Centers	169

	As Reported	Adjusted(1)		
	Q3-23	Q3-23	Q2-23	Q3-22
Net Income ($ in millions)	$34.0	$38.9	$45.0	$42.5
EPS – Diluted	$0.56	$0.64	$0.74	$0.69
ROAA	0.72%	0.83%	0.96%	0.98%
ROATCE	11.32%	12.92%	15.18%	13.90%
Dividends / Share	$0.23	$0.23	$0.23	$0.23
TE/TA	6.57%	6.57%	6.56%	6.67%

Source: Company reports

(1) Please refer to the Earnings Release dated October 24, 2023, and the Consolidated Financial Information, Note 7 Non-GAAP Financial Measures

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI (1) ($ in millions)	9/30/2023	Change LQ	Change Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,609	$ (113)	$ (38)
Secured by 1-4 family residential prop.	2,894	39	296
Secured by nonfarm, nonresidential prop.	3,570	98	363
Other real estate secured	1,218	264	625
Commercial and industrial loans	1,829	(54)	139
Consumer loans	162	(2)	(1)
State and other political subdivision loans	1,057	(55)	(132)
Other Loans & Leases	472	20	(28)
Total LHFI	$ 12,810	$ 196	$ 1,224

Loan Portfolio Composition 09/30/23(1)



Other RE, 10%
Nonfarm,Nonres, 28%
C&I, 14%
Consumer, 1%
State & Other Political Sub. , 8%
Other, 4%
1-4 Residential, 23%
Construction, Land Dev, 13%

Loans HFI by Quarter



$11,586
$12,204
$12,497
$12,614
$12,810
Dollar Change:
$618
$293
$117
$196
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23

- Portfolio exhibits diversity by product type, geography, and industry
- Consistent growth in the quarter while maintaining solid credit quality

Source: Company reports
(1) Percentages may not sum to 100% due to rounding.

Trustmark

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1] ($ in millions)	09/30/23	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 316	6%
1-4 Family Construction	339	7%
Other Construction	954	19%
Total Construction, Land Development and Other Land Loans	**$ 1,609**	**32%**
Retail	348	7%
Offices	280	6%
Hotels/Motels	303	6%
Industrial	401	8%
Senior Living	501	10%
Other	412	8%
Total Non-owner Occupied & REITs	**$ 2,245**	**45%**
Multi-Family[2]	1,148	23%
Total CRE	**$ 5,002**	**100%**

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1] ($ in millions)	09/30/23	% of Offices Portfolio
Construction	$ 8	3%
Existing	280	97%
Total Offices	**$ 288**	**100%**
Offices (CRE) as % of LHFI	2%	
Average Loan Balance	$1.5 million	
YTD Office NCOs/Average Loans	0%	
Office Delinquencies/Total Offices	0.10%	
Office NPL/Total Offices	0.10%	
Criticized Offices/Total Offices	0.14%	

Offices (CRE) Portfolio

- Construction – centered predominantly in one 85% preleased, in footprint medical office project
- Existing (credits exceeding $5 million)

  * 48% of credits have investment grade tenants
  * Less than 10% lease turnover in each year from 2023-2027
  * Weighted average vacancies of 6%
  * Weighted average LTV of 64%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Multi-Family is included in Other Real Estate Secured Loans in Financials

Trustmark

Commercial Loan Portfolio Detail

Commercial Portfolio [1] ($ in millions)	09/30/23	% of Commercial Portfolio
Manufacturing	$ 301	13%
Real Estate & Rental & Leasing	268	12%
Construction	246	11%
Retail Trade	223	10%
Finance & Insurance	198	9%
Transportation & Warehousing	188	8%
Wholesale Trade	162	7%
Health Care & Social Assistance	158	7%
Information	113	5%
Professional, Scientific & Technical Services	75	3%
Arts, Entertainment & Recreation	67	3%
Administrative & Support & Waste Mgmt & Remediation Services	66	3%
Other	236	10%
Total	**$ 2,301**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $191 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 13%

Source: Company reports
(1) All information provided above reflects outstanding balances

Allowance for Credit Losses

($ in millions)



$129
$3
$5
-$3
$134
Net impact of quantitative changes including loan growth, weakening of the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments to the credit quality trend reserve, adjustments to the CRE concentration reserve, and the nature and volume of the portfolio reserve
Net impact of all other changes including prepayment studies etc.
ACL 6/30/23
ACL 9/30/23

Source: Company reports
Does not include allowance for off-balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management
Solid asset quality metrics

- Allowance for credit losses represented 1.05% of loans held for investment and 273.6% of nonaccrual loans, excluding individually evaluated loans
- Net charge-offs totaled $3.6 million in the third quarter, which represents 0.11% of average loans
- Nonaccrual loans HFI increased $15.9 million in the third quarter and represented 0.70% of total loans
- Nonperforming assets increased $20.2 million in the third quarter and represented 0.74% of total loans

Nonperforming Assets(1)
(in millions)



$71
$3
$68
$68
$2
$66
$74
$2
$72
$76
$1
$75
$96
$5
$91
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Nonaccrual Loans
Other Real Estate

Allowance for Credit Losses/NPLs(2)



466%
399%
321%
301%
274%
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23

Source: Company reports
Note: Unless noted otherwise, credit metrics exclude PPP loans
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

Trustmark

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)	9/30/2023	Change LQ	Change Y-o-Y
Interest Checking	$ 4,456	$ (398)	$ (400)
Noninterest Bearing DDA	3,320	(141)	(1,039)
Time Deposits	3,399	592	2,307
Savings	1,086	(63)	(259)
MMDA	2,841	198	68
Total Deposits	**$ 15,102**	**$ 188**	**$ 677**

Deposit Mix by Type 09/30/23(1) (2)



MMDA, 19%
Interest Checking, 30%
Savings, 7%
Time Deposits, 23%
Nonint.-Bearing DDA, 22%

Deposit Mix – Average Balance Q3-23(1)
($ in millions)



$14,684
$14,429
$14,665
$14,738
$15,023
30%
29%
26%
24%
23%
70%
71%
74%
76%
77%
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Interest-bearing
Noninterest-bearing

- Deposits totaled $15.1 billion at September 30, 2023, up $188.0 million, or 1.3%, linked-quarter and an increase of $676.7 million, or 4.7%, year-over-year
- Public fund deposits declined $372.9 million, or 16.2%, linked-quarter due to seasonal and other factors to total $1.9 billion at September 30, 2023
- Brokered deposits totaled $740.2 million, up $125.5 million from the prior quarter, to represent 4.9% of total deposits at September 30, 2023
- Cost of interest-bearing deposits in the third quarter totaled 2.39%, an increase of 43 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.
(2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes.

Stable, Granular & Low-Exposure Deposit Base

Deposit Accounts[1][3]
($ and # in thousands)



$27
$26
$26
$26
$26
452
449
457
461
464
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Average Accounts
Average Balance per Account

Deposit Segmentation
Insured vs Collateralized vs Uninsured & Uncollateralized[3]



$14,425
$14,438
$14,784
$14,914
$15,102
25%
23%
22%
22%
22%
15%
17%
16%
15%
12%
59%
60%
62%
64%
65%
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Insured
Collateralized
Uninsured & Uncollateralized

Deposit Cost & Cumulative Beta



Actual
Forecast
2.12%
39%
1.84%
33%
1.52%
1.48%
29%
1.13%
1.09%
22%
0.66%
0.51%
10%
0.31%
0.14%
2%
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
TRMK Beta
TRMK Deposit Cost
KRX Median Deposit Cost

- Stable, granular deposit base with 464 thousand average accounts with average balance per account of $26 thousand during Q3-23[1].
- Coverage Ratio[2] of 170% of uninsured and uncollateralized deposits ($3.4 billion) at September 30, 2023
- Deposit cost during Q3-23 consistent with prior guidance, driven by promotional deposit campaign activity to maintain strong liquidity

Source: Company reports
(1) Personal and Non-Personal Accounts, excluding Public Fund Accounts and Brokered CDs
(2) Coverage Ratio = Available Secured Borrowing Capacity / (Uninsured & Uncollateralized Deposits)
(3) Numbers and/or percentages may not foot due to rounding.

Trustmark

Income Statement Highlights – Net Interest Income


Net Interest Income – FTE
($ in millions)
$139
$150
$141
$143
$142
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Net Interest Income


Yields and Costs(1)
4.48%
5.27%
5.79%
6.08%
6.34%
3.50%
3.66%
3.39%
3.33%
3.29%
1.63%
1.72%
1.98%
2.42%
2.72%
1.03%
1.86%
1.87%
1.89%
0.31%
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Loan Yield
NIM
Securities Yield
Cost of IBL


Net Interest Margin
3.33%
0.28%
-0.28%
-0.04%
3.29%
Asset Rate/Volume
Liability Rate/Volume
# of Days in Quarter
Q2-23 NIM
Q3-23 NIM

- Net interest income (FTE) totaled $141.9 million, resulting in a net interest margin of 3.29% in the third quarter

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Trustmark

Earning Asset Composition & Interest Rate Sensitivity

As of 09/30/23

- Substantial NII asset sensitivity is driven by loan portfolio mix with 49% variable rate
- Total interest rate swap hedge notional at quarter end was $975 million (including $125 million of forward starting swaps) with a weighted average maturity (WAM) of 2.9 years and a weighted average receive fixed rate of 3.16%
- Total interest rate floor notional at quarter end was $25 million with a WAM of 2.4 years at a SOFR rate of 4.00%

Loans by Rate Index[1,2]



Book Balance: $13.0B
Yield[3]: 6.34%
Prime, 10%
Fixed, 42%
Variable (<= 1-month), 40%
Hybrid ARMs, 7%
Variable (> 1-month), 1%

Hedge Notional [2][4]



$23
$849
3.12%
$25
$850
3.12%
$25
$108
$688
3.18%
$2
$125
$392
3.26%
$-
$125
$70
3.23%
2023
2024
2025
2026
2027
Notional (Annual Avg)
Floor Notional (Annual Avg)
Forward Starting (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Income Statement Highlights – Noninterest Income

Noninterest Income[1] ($ in millions)		Q3-23	Change LQ		Change Y-o-Y
Service Charges on Deposit Accounts	$	11.1	$ 0.4	$	(0.2)
Bank Card and Other Fees		8.2	(0.7)		(1.1)
Mortgage Banking, net		6.5	(0.1)		(0.4)
Insurance Commissions		15.3	0.5		1.4
Wealth Management		8.8	(0.1)		(0.0)
Other, net		2.4	(1.3)		(0.0)
Total Noninterest Income	$	52.2	$ (1.3)	$	(0.4)

Noninterest Income – Q3-23 [1]



Other, net, 5%
Wealth Management, 17%
Service Charges on Deposit Accounts, 21%
Insurance Commissions, 29%
Bank Card and Other Fees, 16%
Mortgage Banking, net, 12%

Noninterest Income[1]
($ in millions)



$53
$11
$9
$7
$14
$9
$2
$45
$11
$8
$3
$12
$8
$2
$51
$10
$8
$8
$14
$9
$3
$54
$11
$9
$7
$15
$9
$4
$52
$11
$8
$7
$15
$9
$2
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Insurance Commissions
Wealth Management
Other, net

Noninterest Income = 27.4% of Quarterly Revenue

- Noninterest income totaled $52.2 million in the third quarter, a decrease of $1.3 million linked-quarter and $382 thousand year-over-year
- Insurance revenue totaled $15.3 million, up $539 thousand from the prior quarter and $1.4 million year-over-year
- Service charges on deposit accounts totaled $11.1 million, a $379 thousand increase linked-quarter and a decrease of $244 thousand year-over-year
- Mortgage banking revenue totaled $6.5 million, down $142 thousand from the prior quarter and $418 thousand year-over-year
- Bank card and other fees totaled $8.2 million, a decrease of $700 thousand linked-quarter and $1.1 million year-over-year

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

Income Statement Highlights – Mortgage Banking

Mortgage Banking Income ($ in millions)[1]			Change			
		Q3-23		LQ		Y-o-Y
Mortgage servicing income, net	$	6.9	$	0.2	$	0.2
Change in fair value-MSR from runoff		(3.2)		(0.5)		0.3
Gain on sales of loans, net		3.7		(0.1)		(0.8)
Mortgage banking income, excl. hedge	$	7.5	$	(0.5)	$	(0.3)
Net hedge ineffectiveness		(1.0)		0.3		(0.1)
Mortgage banking income, net	$	6.5	$	(0.1)	$	(0.4)

Mortgage Loan Production [1]
($ in millions)



$508
18%
82%
$391
17%
83%
$361
20%
80%
$431
19%
81%
$390
24%
76%
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Purchase 92% 92% 89% 92% 89%
Refinance 8% 8% 11% 8% 11%
Retail
Wholesale

Mortgage Loan Production [1][2]
($ in millions)



$508
53%
1.81%
47%
$391
54%
1.96%
46%
$361
28%
1.20%
72%
$431
23%
1.24%
77%
$390
19%
1.21%
81%
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Loans Sold in Secondary Market
Loans Held on Balance Sheet
Gain on sale margin [3]

- Mortgage banking revenue totaled $6.5 million in the third quarter of 2023, a decline of $142 thousand linked-quarter and $418 thousand year-over year
- Mortgage loan production in the third quarter totaled $389.9 million, a decrease of 9.6% from the prior quarter and 23.3% year-over-year
- Retail production represented 76% of volume, or $295.5 million, in the third quarter

Source: Company reports
(1) Totals may not foot due to rounding
(2) Production includes Loans Available for Sale (AFS) and Portfolio
(3) Gain on Sale Margin excludes FAS 133 (Pipeline valuation adjustment)

Trustmark

Income Statement Highlights – Noninterest Expense

Noninterest Expense ($ in millions)[1]			Change			
		Q3-23		LQ		Y-o-Y
Salaries & Benefits	$	76.7	$	0.7	$	4.0
Services & Fees		27.9		(0.4)		1.1
Net Occupany - Premises		7.4		0.3		(0.0)
Equipment Expense		6.8		0.4		0.7
Total Other Expense		15.3		1.4		2.7
Adjusted Noninterest Expense [2]	$	134.0	$	2.4	$	8.5
Other Real Estate Expense		(0.0)		(0.2)		(0.5)
Amoritzation of Intangibles		0.1		0.0		(0.2)
Charitable Contributions State Tax Cr		0.3		0.0		(0.1)
Litagation Settlement & Legal Fees		6.5		6.5		6.5
Other Noninterest Expense	$	6.9		6.3		5.7
Total Noninterest Expense	$	140.9	$	8.7	$	14.2

Noninterest Expense [1][2]
($ in millions)



$127
$1
$126
$231
$102
$130
$128
$1
$128
$132
$1
$132
$141
$7
$134
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Adjusted Noninterest Expense
Other Noninterest Expense

Adjusted Noninterest Expense [1][2]
($ in millions)



$126
$73
$27
$7
$6
$13
$130
$74
$28
$8
$6
$14
$128
$74
$25
$8
$6
$14
$132
$76
$28
$7
$6
$14
$134
$77
$28
$7
$7
$15
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

- Adjusted Noninterest Expense[2] totaled $134.0 million in the third quarter, an increase of $2.4 million, or 1.9%, from the prior quarter
  - Total noninterest expense in the third quarter was $140.9 million; excluding the litigation settlement expense of $6.5 million, noninterest expense was $134.4 million, up $2.2 million, or 1.7%, linked-quarter
- Salaries and employee benefits increased $726 thousand linked-quarter principally due to higher salary expense
- Services & fees decreased $382 thousand linked-quarter due to reduced professional fees

Source: Company reports
(1) Totals may not foot due to rounding
(2) For Non-GAAP measures, please refer to the Earnings Release dated October 24, 2023, and the Consolidated Financial Information, Note 7 – Non-GAAP Financial Measures

Trustmark

Capital Management

Solid capital position reflects consistent profitability of diversified financial services businesses

- Capital position remained strong with a CET1 ratio of 9.89% and a total risk-based capital ratio of 12.11% at September 30, 2023
- During the third quarter, Trustmark did not repurchase any of its common shares. At September 30, 2023, Trustmark had $50.0 million in remaining authority under its existing stock repurchase program, which expires December 31, 2023
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.23 per share payable December 15, 2023, to shareholders of record on December 1, 2023



Capital Ratios(1)
6.67%
10.63%
12.85%
6.27%
9.74%
11.91%
6.35%
9.76%
11.95%
6.56%
9.87%
12.08%
6.57%
9.89%
12.11%
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports

(1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital.

Trustmark

2023 Outlook Commentary[1]

Balance Sheet	• Loans HFI and deposit balances expected to grow mid-single digits • Securities balances expected to decline by high-single digits based on non-reinvestment of portfolio cash flows, subject to impact of changes in market interest rates on AOCI
Net Interest Income	• NII expected to grow high-single digits in 2023 driven by earning asset growth and reflecting full year NIM in high 3.20's based on current market implied forward interest rates
Credit	• Total provision for credit losses, including unfunded commitments, is dependent upon future loan growth, current macroeconomic forecast, and credit quality trends • Net charge-offs requiring additional reserving are expected to be nominal based upon current economic outlook
Noninterest Income	• Insurance revenue expected to increase high-single digits with Wealth Management expected to increase low-single digits • Mortgage Banking revenue expected to decline low-single digits • Service charges and bank card fees expected to increase low-single digits, offset by lower customer derivative fees
Noninterest Expense	• Adjusted noninterest expense expected to increase mid-single digits, reflecting the addition of new talent, inflationary pressures and subject to impact of commissions in mortgage, insurance, and wealth management businesses • FIT2GROW - Market Optimization, technology and vendor management initiatives to identify further process improvement and expense reduction opportunities
Capital	• Will continue disciplined approach to capital deployment with preference for organic loan growth as well as potential M&A • Will maintain a strong capital position; ample to implement corporate priorities/initiatives

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint


Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices